Related Party Transactions	6 Months Ended
Dec. 31, 2025
Related Party Transactions [Abstract]
Related Party Transactions

Note 12. Related Party Transactions

The table below sets forth the major related parties and their relationships with the Company as of December 31, 2025 and June 30, 2025:

Name of related parties	Relationship with the Company
Poon Wai Kwong (“Mr. Poon”)	Director and shareholder of BUUU
Excellent Prospect Investment Holding Limited	Shareholder of BUUU

On December 20, 2024, the Company and Excellent Prospect Investment Holding Limited, being a shareholder of the Company, entered into a loan agreement, pursuant to which Excellent Prospect Investment Holding Limited agreed to lend $180,000 to the Company for the payment of IPO related expenses. The loan bears 6% interest per annum and will be matured on December 19, 2025. The Company had fully repaid the outstanding balance on August 20, 2025.